CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (herein after the "AGREEMENT"), dated as of the 13th day of April, 1998 by and between:

     FRISBY TECHNOLOGIES, INC., a Delaware corporation having its executive offices at 77 East Main Street, Suite 2000, Bay Shore, New York 11706 (hereinafter referred to as the "COMPANY");

                                      a n d

     GGC, INC., a Connecticut corporation having its executive office at One Lafayette Place, Greenwich, Connecticut 06830 (hereinafter referred to as "GGC").

     WITNESSETH THAT:

     WHEREAS, GGC is agreeable to being retained by the COMPANY as a consultant and is willing to provide consulting services to the COMPANY through its Chairman, Robert C. Grayson (hereinafter referred to as "Grayson");

     WHEREAS, Grayson has certain education, experience, background and contacts which would be useful and helpful to the COMPANY in its business and the COMPANY is desirous of retaining GGC as a consultant in order to obtain the benefits of Grayson's education, experience, background and contacts in accordance with the terms and provisions of this Agreement; and

     WHEREAS, the parties have agreed upon the terms of GGC's retention as a consultant and desire a written, formal contract to evidence their agreement;

     N0W, THEREFORE, in consideration of the mutual promises, covenants and forbearances contained herein, and intending to be legally bound, the parties have agreed as follows:

     1. Retention.

     For the term provided in paragraph 2, the COMPANY hereby retains GGC as a consultant, and GGC hereby accepts that retention, upon the terms and conditions hereinafter set forth.

     2. Term.

     A. This Agreement shall become effective on the first day of the month (the "Effective Date") following the closing of the offering by the COMPANY of shares of its Common Stock to the public, and, subject to the provisions of paragraph 8 below, shall continue for an initial period expiring on the last day of the month preceding the second anniversary of the Effective Date (the "Initial Termination Date"), thereby providing for an initial term of two (2) years.

     B. The COMPANY shall have the option during the period commencing on the first day of the third month preceding the second anniversary of the Effective Date, and ending on the 15th day of such third month, provided that neither party hereto is then in default under this Agreement, to extend the term of this Agreement for an additional one (1) year period, subject to GGC's written acceptance of such extension. GGC's written acceptance must be mailed to the COMPANY within ten (10) days of receipt of the notice from the COMPANY. Failing an effective extension of this Agreement, this Agreement shall terminate on the Initial Termination Date.

     C. This Agreement shall be subject to successive additional one (1) year extensions under the procedure provided in subparagraph B. above.

     3. Compensation

     A. (i) For services rendered under this Agreement, the COMPANY shall pay to Robert C. Grayson &Associates, Inc., an affiliate of GGC, $5,000 per month during the term, commencing the Effective Date.

     (ii) In addition to the payments provided in Section 3.A(i), the COMPANY, as part of the compensation for services rendered under this Agreement, shall issue to GGC upon the Effective Date: (a) Warrant No.1 of the COMPANY in the form of Exhibit A hereto; and (b) Warrant No.2 of the COMPANY in the form of Exhibit B hereto.

     4. Duties.

     GGC is engaged as a business, management and financial consultant to the COMPANY and shall make the services of Grayson available to the COMPANY in discharge of GGC's consulting obligations hereunder. Such consulting services shall include providing advice to the Chairman of the Board of the Company and such other members of management as the Chairman shall from time to time direct. GGC shall render such consulting services for a reasonable period of time per month as mutually agreed between the parties. The precise consulting scope and the specific services to be rendered by GGC may be defined, interpreted, curtailed, or extended, from time to time by mutual agreement of GGC and the Chairman of the COMPANY, provided, however, that any definition, interpretation, curtailment, or extension is consistent with the status of, and/or educational experience required for, the responsibilities for which GGC has been initially engaged hereunder.

     5. Extent and Place of Services.

     GGC and Grayson are engaged in various business activities, including consulting for other companies. Nothing contained herein is intended to limit GGC's or Grayson's continuation of existing business activities nor the commencement of new activities (including consulting). To the best of GGC's and Grayson's knowledge, none of their respective current business activities, including consulting will adversely affect the rendering of consulting services hereunder.

     The COMPANY shall furnish GGC and Grayson with a suitably equipped office, clerical help, and telephone/facsimile/copying services adequate for the performance of the duties of Grayson when he is rendering service hereunder at the executive office of the Company.

     6. Expenses.

     The COMPANY shall reimburse Robert C. Grayson &Associates,  Inc. within ten
(10) days of the date Robert C. Grayson & Associates, Inc. submits a request for payment to the Company, for all reasonable and appropriate business expenses incurred by Robert C. Grayson & Associates in the discharge of its duties herewith; provided, however, that Robert C. Grayson & Associates, Inc. shall obtain the prior consent of the Company for any such expense greater than $1,000.

     7. Disability.

     GGC's inability to perform its duties because of temporary illness, disability or incapacity of Grayson or for any other reasonable cause, shall not constitute a failure to perform GGC's obligations hereunder and shall not be deemed a breach or default by GGC. In the event that Grayson is disabled for a period of more than ninety (90) days, the Company may, commencing upon the expiration of such initial ninety (90) days, suspend payment of compensation under paragraph 3(A)(i), above, during any period in which such disability shall continue.

     8. Termination.

     A. The COMPANY may terminate GGC's retention at any time for Cause. Cause shall mean:

     (1) Grayson's death; or

     (2) The occurrence of one of the following events:

     (i) Grayson is convicted of a felony or any crime involving moral turpitude or unethical conduct which in the good faith opinion of the COMPANY could impair his ability to perform his duties; or

     (ii) a material breach by GGC of any material term or provision of this Agreement.

     B. The COMPANY may terminate GGC's retention at any time without cause upon ninety (90) days' prior written notice to GGC.

     C. In the event of the bankruptcy (Chapter 7), reorganization (Chapter 11) or other termination of the business of the COMPANY or of any subsidiary or affiliate on which GGC's continued retention and compensation is dependent, the provisions of paragraph 4 shall continue in full force and effect only so long as full compensation, as provided in Section 31 above, shall continue to be provided by the COMPANY.

     D. GGC may terminate this Agreement upon any of the following events: (1) a material breach by the COMPANY of any material provision of this Agreement; (2) a change in control of the COMPANY which is not consented to by GGC; (3) an assignment of this Agreement by the COMPANY which is not consented to in writing by GGC; or (4) upon ninety (90) days' prior written notice to the COMPANY.

     9. Arbitration.

     Any controversy or claim arising out of, or relating to this Agreement, or the breach thereof, shall be settled by arbitration in New York City, New York in accordance with the Commercial Arbitration Rules then pertaining of the American Arbitration Association, but with all rights of discovery provided by the New York Rules of Civil Procedure, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

     10. Waiver of Breach.

     The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party shall not operate or be construed as a waiver of any subsequent breach by such other party. The failure of a party to exercise any rights or privileges under this Agreement shall not be deemed to be a waiver or extinguishment of such rights or privileges, all of which shall continue to be exercisable.

     11. Benefit.

     The rights and obligations of the parties under this Agreement shall not be assignable by either party hereto.

     12. Notices.

     Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and sent by certified mail to the address of each party as set forth on page 1 hereof.

     13. Entire Agreement

     This instrument contains the entire agreement of the parties and may be modified only by agreement in writing signed by the party against whom enforcement of any waiver, change; modification, extension or discharge is sought

     14. Applicable Law.

     This Agreement shall be governed for all purposes by the laws of the State of New York. If any provision of this Agreement is declared void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto set their hands and seals as of the day and year herein above written.

                                        FRISBY TECHNOLOGIES, INC.


                                   By:  /s/Greg Frisby
                                        ------------------------------
                                        Greg Frisby, Chairman


Dated: April 13, 1998

                                        GGC, INC.


                                  By:  /s/Robert C. Grayson
                                       -----------------------------
                                       Robert C. Grayson, Chairman

Dated: April 13, 1998

                                                                     EXHIBIT A


     Name of Holder:

          GGC, Inc.

     Address of Holder:

           One Lafayette Place
           Greenwich, CT 06830

     Number of Shares Purchasable Pursuant to this Warrant:

           55,000

     Issue Date:

           April 13, 1998



                            FRISBY TECHNOLOGIES, INC.
                    WARRANT NO.1 FOR PURCHASE OF COMMON STOCK

                               (Non-transferable)

     This Is to certify that, for value received, the above named person ("Holder") is the owner of this Warrant No.1 of Frisby Technologies. Inc., a Delaware corporation (the "Company") and is entitled, subject to the terms of this Warrant, to purchase from the Company at any time, but not after 5:00 p.m., Eastern Standard Time on April 13, 2003 (the "Expiration Date"), subject to
Section 7 hereof, that number of fully paid and non-assessable shares of common Stock (the "Common Stock") of the Company (the "Shares") set forth above at a purchase price of Seven Dollars and 25/100 ($7.25) per share in lawful money of the United States. The number of Shares to be received upon the exercise of this Warrant and the purchase price for a Share may be adjusted from time to time as hereinafter set forth. The Shares deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Securities" and the exercise price of a Share in effect at any time and as adjusted from time to time, is hereinafter sometimes referred to as the "Purchase Price."

     1. Exercise of Warrant. In case the Holder of this Warrant shall desire to exercise all or any part of the rights evidenced by this Warrant, the Holder shall surrender this Warrant with the form of exercise at the end hereof duly executed by the Holder, to the Company at the principal office of the Company, accompanied by payment of the Purchase Price in a bank check, or other readily available funds. This Warrant may be exercised in whole or in part from time to time prior to the Expiration Date. In case of exercise in part only, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of Warrant Securities as to which this Warrant has not been exercised. In the event of the Holder's death, the Estate or other legal representative of the Holder shall have a period of ninety
(90) days after such death to exercise this Warrant in whole or in part. At the end of such ninety (90) day period, this Warrant shall expire.

     2. Issuance of Shares. Upon surrender of this Warrant with the duly executed form of exercise and payment of the Purchase Price, the Company shall immediately issue and deliver to the Holder a stock certificate, representing the number of Shares purchased, which Shares shall be validly issued, fully paid and non-assessable. Any such stock certificate shall bear an appropriate legend in the usual and customary form to reflect that the shares have not been registered under the Securities Act of 1933, as amended.

     3. No Transfer of Warrant. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder other than to an "affiliate" (as such term is defined in the rules and regulations of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended) of the Holder, and such affiliate shall be deemed the Holder thereafter.

     4. Adjustment. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall at any time issue Common Stock to its shareholders as a distribution with respect to their existing Common Stock ("In Kind Distribution") or subdivide the number of outstanding shares of Common Stock into a greater number of shares thereof, then, in either of such cases the Purchase Price per Share of the Warrant Securities in effect at the time of such action shall be proportionately reduced and the number of Warrant Securities at that time purchasable pursuant to this Warrant shall be proportionately increased and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such Common Stock into a smaller number of shares thereof, then, in such case, the Purchase Price per Share of the Warrant Securities in effect at the time of such action shall be proportionately increased and the number of Warrant Securities at that time purchasable pursuant to this Warrant shall be proportionately decreased.

     5.   Reorganization,   Reclassification.   etc.  In  case  of  any  capital
reorganization, recapitalization, reclassification or other change of the outstanding shares of the Company which does not result in a change in control of the Company, then, and in each such case, the Company shall cause effective provision to be made so that the Holder of this Warrant shall have the right to receive, upon the exercise of this Warrant as provided in Section 1 hereof, upon the consummation of such reorganization, recapitalization, reclassification or other change of the outstanding shares of the Company, the kind and amount of shares or other securities or property receivable upon such reorganization, recapitalization, reclassification, or other such change by an owner of the number of Shares issuable upon exercise of the Warrant immediately prior to such reorganization, recapitalization, reclassification, or other such change. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. A copy of such provision shall be furnished to the Holder(s) of Warrants within ten (10) days after execution of the appropriate agreement pertaining to same and, in any event, prior to any such reorganization, recapitalization, reclassification or other such change subject to the provisions of this Section 5. The foregoing provisions of this Section 5 shall similarly apply to successive reorganizations, recapitalizations, reclassifications and changes of shares, additional shares shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than shares and any such issue shall be treated as an In Kind Distribution.

     6. Determination of Adjusted Purchase Price. Upon the occurrence of each event requiring an adjustment of the Purchase Price and of the number of Warrant Securities purchasable pursuant to this Warrant in accordance with, and as required by, the term of this Warrant, the Company's chief financial officer shall forthwith compute the adjusted Purchase Price and/or number of Warrant Securities in accordance with the provisions hereof. The Company shall mail forthwith to the Holder of this Warrant a copy of such computation.

     7. Merger, Consolidation, Sale, Reorganization, Liquidation and Dissolution. In case of any merger or consolidation of the Company with or into another entity, any sale or conveyance to any other entity of all or substantially all of the assets of the Company, a capital reorganization, recapitalization, reclassification or other change of the outstanding shares of the Company which results in a change in' control of the Company, or the dissolution, liquidation or winding up of the Company, the Company shall give the Holder at least forty-five (45) days, prior written notice of such merger, consolidation, sale or conveyance, reorganization or dissolution, liquidation or winding up in order to afford the Holder sufficient time to exercise the Warrant prior to or on the effective date of such merger, consolidation, sale or conveyance, reorganization or dissolution, liquidation or winding up. Upon the effective date of such transaction, if the Holder has not so exercised the Warrant, the Warrant shall expire.

     8. Reservation of Shares. The Company will reserve and have at all times available sufficient Shares deliverable against the due exercise of this Warrant to satisfy the rights and privileges contained herein.

     9. Expiration. This Warrant shall be void after 5:00 p.m., Eastern Standard Time, on April 13, 2003, or earlier upon the exercise and purchase of all of the Warrant Securities, or pursuant to Section 1 hereof, after which no rights herein given to the Holder of this Warrant shall exist.

     10. Notices. All communications hereunder shall be in writing and shall be deemed duly given when delivered personally or three (3) days after being mailed by first class mail, postage prepaid, properly addressed, if to the Company, at 77 East Main Street, Suite 2000, Bay Shore, New York 11706, or if to the Holder hereof, the Holder's address set forth on the first page hereof.

     11. Applicable Law. This Agreement shall be governed by the laws of the State of Delaware. The invalidity, illegality or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid, illegal or unenforceable provision had been omitted.


     Dated: April 13,1998

                                          FRISBY TECHNOLOGIES, INC.


                                      By:/s/ Greg Frisby
                                        ----------------------
                                         Greg Frisby, Chairman

                                FORM OF EXERCISE

                              TO BE EXECUTED BY THE
                         HOLDER TO EXERCISE THIS WARRANT

                            FRISBY TECHNOLOGIES, INC.


     The undersigned hereby exercises the right to purchase ______ shares of Common Stock covered by the Warrant dated April 13, 1998 from the Company according to the conditions thereof and herewith makes payment of the Purchase Price for such Shares in full.


                                          GGC, INC.


                                     By: ________________________________


Dated:

                                                                    EXHIBIT B


     Name of Holder:

          GGC, Inc.

     Address of Holder:

          One Lafayette Place
          Greenwich, CT 06830

     Number of Shares Purchasable Pursuant to this Warrant:

          55,000

     Issue Date:

          April 13, 1998


                            FRISBY TECHNOLOGIES, INC.
                    WARRANT NO.2 FOR PURCHASE OF COMMON STOCK

                               (Non-transferable)

     This is to certify that, for value received, the above named person ("Holder") is the owner of this Warrant No.2 of Frisby Technologies, Inc., a Delaware corporation (the "Company"), and is entitled, subject to the terms of this Warrant to purchase from the Company an aggregate of 55,000 fully paid and non-assessable shares of common stock (the "Common Stock") of the Company (the "Shares") at a purchase price of Seven Dollars and 25/100 ($7.25) per share in lawful money of the United States, vesting as follows, subject to the provisions of Section 8 hereof in respect of earlier vesting:

     One year from the Issue Date hereof (April 13, 1999) (the "Vesting Date"), the right to purchase such 55,000 Shares shall vest and at any time and from time to time thereafter until the Expiration Date the Holder may purchase such Shares in accordance with the provisions hereof; provided, however, that if the Consulting Agreement, dated as of April 13, 1998 (the "Consulting Agreement"), between the Company and GGC, Inc. has been terminated pursuant to Section 8(A)(2) or Section 8(D)(4) thereof prior to the Vesting Date, vesting shall not take place after such termination. In the event that the Consulting Agreement is terminated pursuant to Section 8(B) thereof prior to the Vesting Date, such 55,000 Shares shall vest on the Vesting Date above. No vesting shall occur after termination of the Consulting Agreement pursuant to Section 8(A)(1) (the Holder's death) thereof. Vesting shall still occur on the Vesting Date in the event of termination of the Consulting Agreement pursuant to Section 8(13)(1),
(2) and (3) thereof. The number of Shares to be received upon the exercise of this Warrant and the purchase price for a Share may be adjusted from time to time as hereinafter set forth. The Shares deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Securities" and the exercise price of a Share in effect at any time and as adjusted from time to time, is hereinafter sometimes referred to as the "Purchase Price."

     This Warrant No.2 expires on and no Shares may be purchased hereunder after 5:00 p.m., Eastern Standard Time, on April 13, 2003 (the "Expiration Date"), subject to Section 7 hereof.

     1. Exercise of Warrant. In case the Holder of this Warrant shall desire to exercise all or any part of the vested rights evidenced by this Warrant, the Holder shall surrender this Warrant with the form of exercise at the end hereof duly executed by the Holder, to the Company at the principal office of the Company, accompanied by payment of the Purchase Price in a bank check, or other readily available funds. This Warrant may be exercised in whole or in part from time to time. In case of exercise in part only, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of Warrant Securities as to which this Warrant has not been exercised. In the event of the Holder's death, the Estate or other legal representative of the Holder shall have a period of ninety (90) days after such death to exercise this Warrant in whole or in part as to the Shares vested at the time of such death. At the end of such ninety (90) day period, this Warrant shall expire.

     2. Issuance of Shares. Upon surrender of this Warrant with the duly executed form of exercise and payment of the Purchase Price, the Company shall immediately issue and deliver to the Holder a stock certificate, representing the number of Shares purchased, which Shares shall be validly issued, fully paid and non-assessable. Any such stock certificate shall bear an appropriate legend in the usual and customary form to reflect that the shares have not been registered under the Securities Act of 1933, as amended.

     3. No Transfer of Warrant. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder other than to an "affiliate" (as such term is defined in the rules and regulations of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended) of the Holder, and such affiliate shall be deemed the Holder thereafter.

     4. Adjustment. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall at any time issue Common Stock to its shareholders as a distribution with respect to their existing Common Stock ("In Kind Distribution") or subdivide the number of outstanding shares of Common Stock into a greater number of shares thereof, then, in either of such cases the Purchase Price per Share of the Warrant Securities in effect at the time of such action shall be proportionately reduced and the number of Warrant Securities at that time purchasable pursuant to this Warrant shall be proportionately increased and conversely, in the event the Company shall contract the number of outstanding shares of Common stock by combining such Common Stock into a smaller number of shares thereof, then, in such case, the Purchase Price per Share of the Warrant Securities in effect at the time of such action shall be proportionately increased and the number of Warrant Securities at that time purchasable pursuant to this Warrant shall be proportionately decreased.

     5.   Reorganization,   Reclassification,   etc.  In  case  of  any  capital
reorganization, recapitalization, reclassification or other change of the outstanding shares of the Company, then, and in each such case, the Company shall cause effective provision to be made so that the Holder of this Warrant shall have the right to receive, upon the exercise of this Warrant as provided In Section 1 hereof, upon the consummation of such reorganization, recapitalization, reclassification or other change of the outstanding share of the Company, the kind and amount of shares or other securities or property receivable upon such reorganization, recapitalization, reclassification, or other such change by an owner of the number of Shares issuable upon exercise of the Warrant immediately prior to such reorganization, recapitalization, reclassification, or other such change. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. A copy of such provision shall be furnished to the Holder(s) of Warrants within ten (10) days after execution of the appropriate agreement pertaining to same and, in any event, prior to any such reorganization, recapitalization, reclassification or other such change subject to the provisions of this Section 5. The foregoing provisions of this Section 5 shall similarly apply to successive reorganizations, recapitalizations, reclassifications and changes of shares, additional shares shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than shares and any such issue shall be treated as an In Kind Distribution.

     6. Determination of Adjusted Purchase Price. Upon the occurrence of each event requiring an adjustment of the Purchase Price and of the number of Warrant Securities purchasable pursuant to this Warrant in accordance with, and as required by, the term of this Warrant, the Company's chief financial officer shall forthwith compute the adjusted Purchase Price and/or number of Warrant Securities in accordance with the provisions hereof. The Company shall mall forthwith to the Holder of this Warrant a copy of such computation.

     7. Merger, Consolidation, Sale, Reorganization, Liquidation and Dissolution. In case of any merger or consolidation of the Company with or into another entity, any sale or conveyance to any other entity of all or substantially all of the assets of the Company, a capital reorganization, recapitalization, reclassification or other change of the outstanding shares of the Company which results in a change in control of the Company, reorganization of the Company into another entity or the dissolution, liquidation or winding up of the Company, the Company shall give the Holder at least forty-five (45) days' prior written notice of such merger, consolidation, sale or conveyance, reorganization or dissolution, liquidation or winding up in order to afford the Holder sufficient time to exercise the Warrant prior to or on the effective date of such merger, consolidation, sale or conveyance, reorganization or dissolution, liquidation or winding. Upon the effective date of such transaction, if the Holder has not so exercised the Warrant, the Warrant shall expire.

     8. Acceleration of Vesting. In case of a merger or consolidation of the Company into or with another entity in which the Company is not the surviving entity, a sale or conveyance to any other entity of all or substantially all of the assets of the Company, a capital reorganization, recapitalization, reclassification or other change of the outstanding shares of the Company which results in a change in control of the Company, or the dissolution, liquidation or winding up of the Company, immediately prior to the closing or effective date of any such event, the right of the Holder to purchase any Shares under this Warrant which has not yet vested shall fully vest and the Holder may purchase all of the Shares covered by this Warrant immediately.

     9. Reservation of Shares. The Company will reserve and have at all times available sufficient Shares deliverable against the due exercise of this Warrant to satisfy the rights and privileges contained herein.

     10. Expiration. This Warrant shall be void after 5:00 p.m., Eastern Standard Time, on April 13, 2003, or earlier upon the exercise and purchase of all of the Warrant Securities, or pursuant to Section 1 hereof, after which no rights herein given to the Holder of this Warrant shall exist.

     11. Notices. All communications hereunder shall be in writing and shall be deemed duly given when delivered personally or three (3) days after being mailed by first class mail, postage prepaid, properly addressed, if to the Company, at 77 East Main Street, Suite 2000, Bay Shore, New York 11706, or if to the Holder hereof, the Holder's address set forth on the first page hereof.

     12. Applicable law. This Agreement shall be governed by the laws of the State of Delaware. The invalidity, illegality or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid, illegal or unenforceable provision had been omitted.


     Dated: April 13,1998

                                       FRISBY TECHNOLOGIES, INC.


                                   By:/s/ Greg Frisby
                                      ---------------------
                                      Greg Frisby, Chairman

                                FORM OF EXERCISE

                              TO BE EXECUTED BY THE
                         HOLDER TO EXERCISE THIS WARRANT

                            FRISBY TECHNOLOGIES, INC.


     The undersigned hereby exercises the right to purchase _______ shares of Common Stock covered by the Warrant dated April 13, 1998 from the Company according to the conditions thereof and herewith makes payment of the Purchase Price for such Shares in full.


                                       GGC, INC.


                                  By: ________________________________

Dated: